Exhibit 32.1

CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

(1)          The accompanying Annual Report on Form 10-KSB for the period ended October 31, 2006, fully complies with the requirements of Section  13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 26, 2007	/s/ Joseph C. Christenson
Joseph C. Christenson
President, Chief Executive Officer and Chief Financial Officer